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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                             THE HERTZ CORPORATION

             (Exact name of registrant as specified in its charter)



                DELAWARE                                13-1938568
(State of incorporation or organization)  (I.R.S. Employer Identification Number)
           225 BRAE BOULEVARD
         PARK RIDGE, NEW JERSEY                         07656-0713
(Address of principal executive office)                 (zip code)



If this Form relates to the               If this Form relates to the
registration of a class of debt           registration of a class of debt
securities and is effective upon filing   securities and is to become effective
pursuant to General instruction A(c)(1)   simultaneously with the effectiveness
please check the following box. / /       of a concurrent registration statement
                                          under the Securities Act of 1933
                                          pursuant to General Instruction
                                          A(c)(2) please check the following
                                          box. / /

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:


         TITLE OF EACH CLASS                    NAME OF EACH EXCHANGE ON
         TO BE SO REGISTERED              WHICH EACH CLASS IS TO BE REGISTERED
-------------------------------------     ------------------------------------
Class A Common Stock ($.01 par value)     New York Stock Exchange


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

           None.

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT



ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.


     Information concerning the Class A Common Stock is contained in the registrant's Registration Statement on Form S-1 (Registration No. 333-22517) filed by the registrant pursuant to the Securities Act of 1933, as amended (the "Securities Act"), under the caption "Description of Capital Stock--Common Stock". That description is incorporated herein by reference.


ITEM 2.  EXHIBITS.


  1. Form of Restated Certificate of Incorporation of the registrant (incorporated by reference to Exhibit 3(a) from the registrant's Registration Statement No. 333-22517 on Form S-1 filed on February 28,
         1997).


  2. Form of Restated By-Laws of the registrant (incorporated by reference to Exhibit 3(b) from the registrant's Registration Statement No. 333-22517 on Form S-1 filed on February 28, 1997).


  3. Specimen Certificate of Class A Common Stock of the registrant (incorporated by reference to Exhibit 4(a) from the registrant's Registration Statement No. 333-22517 on Form S-1 filed on February 28,
         1997).



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                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                      THE HERTZ CORPORATION




Date:  April 11, 1997                      By:    /s/ WILLIAM SIDER
                                              ----------------------------
                                              Name:  William Sider
                                              Title: Executive Vice President
                                                     and Chief Financial Officer